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                                                                    EXHIBIT 10.7

JAYHAWK
ACCEPTANCE CORPORATION

DEALER AGREEMENT


   This Dealer Agreement is made between Jayhawk Acceptance Corporation, a Texas corporation ("JAYHAWK"), with its principal business office at 13455 Noel Road, Suite 1800, Dallas, Texas 75240, and ______________________________________, a
("DEALER"), with its principal business office at _____________________________.

   In consideration of the mutual agreements contained herein, Jayhawk and Dealer agree as follows:

                            ARTICLE 1.  DEFINITIONS

   Section 1.1  DEFINITIONS.  Whenever used in this Agreement, the following
                -----------
words and phrases, unless the context otherwise requires, shall have the following meanings:

   "AGREEMENT" means this Dealer Agreement as executed by Jayhawk and Dealer and all amendments and supplements hereto.

   "COLLECTION COSTS" means all costs of Jayhawk associated with a Purchased Contract, including, without limitation, the costs of repossessing, storing, selling and preparing for sale any related Financed Vehicle, agency fees, attorneys' fees, court costs, filing fees and other costs. Collection Costs also include amounts expended by Jayhawk to maintain any insurance upon a Financed Vehicle.

   "COLLECTIONS" means cash receipts that are applied as reductions to the principal balance of a Purchased Contract and that are received by Jayhawk from
(a) payments made by or on behalf of the Obligor on the Contract or (b) the net proceeds realized upon the sale of the Financed Vehicle. "Collections" does not include interest, late charges, returned check fees, repossession charges or other charges, fees, proceeds or amounts that may be received with respect to a Purchased Contract.

   "CONTRACT" means a retail installment sales contract, conditional sales contract, security agreement or other document in the form prescribed by Jayhawk from time to time under which Dealer is financing the acquisition of an automobile or light truck from Dealer.

   "CONTRACT FILE" with respect to a Contract means all writings (including the executed Contract) and business records relating to such Contract.

   "CONTRACT SPECIFICATIONS" has the meaning set forth in Section 2.1.

   "EVENT OF DEFAULT" means an event specified in Section 5.2.

   "FINANCED VEHICLE" with respect to a Contract means an automobile or light truck, together with all accessions thereto, securing the related Obligor's indebtedness and obligations under such Contract.

   "INCENTIVE POOL" means, as described in Section 3.4, a group of Purchased Contracts originated by a Dealer.

   "JAYHAWK PAYMENT" means an amount determined pursuant to Section 3.1.

   "NET PURCHASE PRICE" means the Purchase Price with respect to a Contract minus the transaction fees and charges deducted from such Purchase Price
-----
pursuant to Section 2.3.

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   "OBLIGOR" with respect to a Contract means the purchaser or co-purchaser of a
Financed Vehicle or any other Person who owes or guarantees payments under such Contract.

   "PAYMENT DATE" means a date that is on or about the last business day of the third month immediately following the date identified by Jayhawk on the signature page hereof and on or about the last business day of each month thereafter in which Collections were received by Jayhawk and for which month the calculations of Section 3.1 are made.

   "PERSON" means a legal person, including any individual, limited liability company, corporation, estate, partnership, joint venture, association, joint stock company, trust, incorporated organization, or government or any agency or political subdivision thereof.

   "POOL BALANCE" has the meaning specified in Section 3.1.

   "PURCHASE PRICE" with respect to a Contract means the amount payable to Dealer with respect to such Contract pursuant to Section 2.3 (without taking into account the deduction of any transaction fees and charges therefrom as provided in Section 2.3).

   "PURCHASED CONTRACT" means a Contract that has been purchased by Jayhawk from Dealer under this Agreement.


                       ARTICLE 2.  PURCHASE OF CONTRACTS

   Section 2.1  CONTRACT SPECIFICATIONS.  Dealer shall not submit a Contract to
                -----------------------
Jayhawk for purchase unless it meets each of the following specifications (the "CONTRACT SPECIFICATIONS"):

   (a) the Contract is in the form prescribed or approved by Jayhawk, has not been rescinded, and is a legal, valid, binding, enforceable, and undisputed obligation of the related Obligor;

   (b) the Contract complied at the time originated or made, and is currently in compliance in all respects, with all requirements of applicable federal, state and local laws, and regulations thereunder, including without limitation applicable usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B, M and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and any other federal or state consumer credit or equal opportunity laws or regulations;

   (c) Dealer has transferred and assigned to Jayhawk a first and prior perfected security interest in the related Financed Vehicle;

   (d) all representations and warranties contained in the assignment section of the Contract are true and correct as of the date of transfer to Jayhawk;

   (e) Dealer has received the cash down payment or trade-in described in the Contract and other documents as prescribed by Jayhawk and no part of that cash down payment has been financed in any manner;

   (f) the related Financed Vehicle was sold to the related Obligor in satisfactory operating condition with no material defects known to Dealer but concealed from such Obligor; and

   (g) all amounts indicated in the Contract to be paid by Dealer to any third party have been paid, including all title fees, license plate fees, sales taxes, insurance premiums and/or extended warranty or service contract premiums.

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   Section 2.2  TERMS AND CONDITIONS REGARDING APPROVAL OF CONTRACTS.  Any
                ----------------------------------------------------
purchase of a Contract by Jayhawk shall be upon and subject to the following terms and conditions:

   (a) Submission of each Contract to Jayhawk constitutes a representation and warranty by Dealer that such Contract fulfills all Contract Specifications and that the related Contract File is in compliance with the requirements and policies issued by Jayhawk to Dealer from time-to-time regarding Dealer's submission of Contracts to Jayhawk. Such requirements and policies may include, without limitation, (i) qualifications required of Obligors and Financed Vehicles, and (ii) specifications of documents to be included in each Contract File.

   (b) Jayhawk's issuance of a preliminary fax approval number shall not be deemed to be approval of a Contract for purchase hereunder. Acceptance of a Contract for purchase hereunder shall occur only at such time as Jayhawk receives and approves the related Contract File. Upon the request of Jayhawk, Dealer will furnish Jayhawk with any additional powers of attorney and other documents that Jayhawk deems necessary or appropriate to enable Jayhawk to exercise its rights and duties with respect to each Purchased Contract.

   (c) Jayhawk is hereby authorized and empowered to endorse Dealer's name on any payments made payable to Dealer and execute and deliver, in Jayhawk's own name, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Purchased Contracts or the Financed Vehicles.

   (d) Dealer shall have no obligation to submit any Contracts to Jayhawk for purchase under this Agreement, and Jayhawk shall have no obligation to purchase any Contracts submitted to Jayhawk by Dealer.

   Section 2.3  PURCHASE OF CONTRACTS.  Prior to the approval by Jayhawk of a
                ---------------------
Contract for purchase as provided in Section 2.2, Jayhawk and Dealer shall mutually agree upon the price to be paid by Jayhawk to Dealer for the purchase of such Contract (the "PURCHASE PRICE" with respect to such Contract). Jayhawk will have the right to deduct from the Purchase Price and/or add to Dealer's Pool Balance whatever transaction fees and charges that Dealer and Jayhawk mutually agree upon prior to Jayhawk's purchase of the Contract. The result derived from subtracting such transaction fees and charges from the Purchase Price is referred to herein as the "NET PURCHASE PRICE" and shall be the amount to be paid by Jayhawk to Dealer for the Purchased Contract. Such Net Purchase Price (which shall not include any Jayhawk Payments) shall constitute the full amount to be paid to Dealer to purchase such Contract. Upon payment of the Net Purchase Price to Dealer with respect to a Contract (a) such Contract shall become a Purchased Contract, and (b) Dealer shall have sold to Jayhawk all of Dealer's right, title and interest in and to and Dealer shall no longer have any right, title or interest in and to, such Purchased Contract (including, but not limited to, all payments, Collections, proceeds or other receipts with respect to such Purchased Contract) and the related Financed Vehicle (including, but not limited to, the security interest therein). Dealer acknowledges and agrees that it will not charge or otherwise pass on to any Obligor any part of the difference between the amount financed by the Purchased Contract and the Net Purchase Price therefor or any part of the transaction fees and charges deducted from the Purchase Price in a manner which would (i) constitute a hidden finance charge under the Federal Truth-in-Lending Act or the regulations promulgated thereunder, (ii) cause the interest contracted for in the Purchased Contract to exceed the maximum amount allowed by applicable law, or (iii) violate any applicable laws or regulations.

   Section 2.4  PURCHASED CONTRACT PAYMENTS RECEIVED BY DEALER.  If any payments
                ----------------------------------------------
on a Purchased Contract are received by Dealer, then Dealer will, no later than by the close of the following business day, forward such payments to Jayhawk.

   Section 2.5  PHYSICAL DAMAGE INSURANCE.  Dealer shall require that each
                -------------------------
Obligor with respect to a Purchased Contract shall have obtained or agreed to obtain adequate insurance covering damage, destruction and theft of the related Financed Vehicle, in the minimum amount of the greater of (a) the minimum amount required by law, or (b) the principal balance of such Purchased Contract. If Jayhawk has determined that an Obligor with respect to a Purchased Contract has not obtained such insurance or

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has allowed it to lapse, Jayhawk may obtain insurance (which, at the option of
Jayhawk, may insure only the interest of the owner of the Purchased Contract in the related Financed Vehicle) naming Jayhawk or such owner as the loss payee, and may charge the amount paid therefor as a Collection Cost.

   Section 2.6  SECURITY INTERESTS IN FINANCED VEHICLES.  Dealer will take such
                ---------------------------------------
steps as are necessary to perfect the security interest in the Financed Vehicles relating to the Purchased Contracts in the name of Jayhawk, including placing Jayhawk's or Jayhawk's designee's name as lienholder on all titles to such Financed Vehicles.

   Section 2.7  VOLUME REQUIREMENT.  If at any time following the first six
                ------------------
months of this Agreement, (a) Dealer has not sold to Jayhawk more than 24 Contracts during the term of this Agreement, and (b) Dealer has not sold to Jayhawk more than, on average, three Contracts per month for the immediately preceding six months, then all rights of Dealer to Jayhawk Payments shall automatically terminate without any notice to Dealer and the provisions of Sections 3.1 and 3.2 will not survive any termination of this Agreement.

                             ARTICLE 3.  PAYMENTS

   Section 3.1  JAYHAWK PAYMENTS.  Jayhawk desires to provide Dealer with an
                ----------------
incentive to sell high-quality Contracts to Jayhawk. To provide such incentive, and not as part of the Purchase Price to be paid for any Purchased Contract, and subject to Sections 3.4 and 3.5, Jayhawk shall pay to Dealer on each Payment Date a "JAYHAWK PAYMENT", if any, calculated based on (but not payable from) Collections on Purchased Contracts with respect to an Incentive Pool, as provided below in this Section. The Jayhawk Payment, if any, will be determined by Jayhawk as of the end of each month and will equal the amount by which the cumulative total amount of all Collections on all Purchased Contracts with respect to an Incentive Pool exceeds the sum (the "POOL BALANCE") of (a) the cumulative total of all Purchase Price amounts determined pursuant to Section
2.3 for all Purchased Contracts in that Incentive Pool, plus (b) the cumulative
                                                        ----
total of all Jayhawk Payments paid by Jayhawk to Dealer with respect to that Incentive Pool, plus (c) the cumulative total of all Collection Costs that are
                ----
incurred by Jayhawk with respect to the Purchased Contracts in the Incentive Pool and that are not recovered by Jayhawk from amounts received on the Purchased Contracts, plus (d) the cumulative total of all fees and charges which
                     ----
Jayhawk has the right to add to Dealer's Pool Balance pursuant to Section 2.3 with respect to the Purchased Contracts in the Incentive Pool. For purposes of the calculations set forth in this Section, Collections and other amounts received on Purchased Contracts will be applied in accordance with Jayhawk's policies and procedures or otherwise as required by applicable law.

   Section 3.2  STATEMENT TO DEALER.  On each Payment Date, Jayhawk shall
                -------------------
provide to Dealer a statement providing the detail on each of the computations reflected in Section 3.1.

   Section 3.3  ENROLLMENT AND ANNUAL FEES.  Concurrently with the execution of
                --------------------------
this Agreement, Dealer has paid to Jayhawk, and Jayhawk has received, a non-refundable enrollment fee in an amount that was mutually agreed upon by Dealer and Jayhawk. On each anniversary of the Effective Date of this Agreement (as identified by Jayhawk on the signature page hereof), Dealer will be assessed a non-refundable annual fee of $1,000 that will be added to Dealer's Pool Balance.

   Section 3.4  INCENTIVE POOLS.  For the sole purpose of calculating Jayhawk
                ---------------
Payments under Section 3.1, all Purchased Contracts sold by Dealer to Jayhawk shall be recorded in an initial Incentive Pool until such time as a subsequent Incentive Pool is established as provided below in this Section. On each anniversary of the Effective Date of this Agreement (as identified by Jayhawk on the signature page hereof), if at least 25 Purchased Contracts have been recorded in the Incentive Pool in which Purchased Contracts are then being recorded, a subsequent Incentive Pool shall be established. In addition, if at any time at least 100 Purchased Contracts have been recorded in the Incentive Pool in which Purchased Contracts are then being recorded, a subsequent Incentive Pool shall be established. At such time as a subsequent Incentive Pool is established, the previously established Incentive Pool shall be closed and all subsequent Purchased Contracts will be recorded in the subsequent Incentive Pool. Subject to Section 3.5, Jayhawk Payments under Section 3.1 shall be calculated with respect to each separate Incentive Pool. Pursuant to
Section 3.2, Dealer shall receive a separate statement for each Incentive Pool.

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   Section 3.5  CROSS CALCULATION OF JAYHAWK PAYMENTS FOR INCENTIVE POOLS.
                ---------------------------------------------------------
Notwithstanding the establishment of separate Incentive Pools pursuant to
Section 3.4, if Jayhawk, in its sole discretion, determines that the Collections with respect to Purchased Contracts recorded in any of Dealer's Incentive Pools are unlikely to exceed the Pool Balance for such Incentive Pool, Jayhawk may combine all or a portion of the Pool Balance for that Incentive Pool with the Pool Balance of any other of Dealer's Incentive Pools for purposes of calculating Jayhawk Payments for such other Incentive Pool. Jayhawk reserves the right to consolidate all of Dealer's Incentive Pools for calculation purposes if any Event of Default has occurred or if Dealer is otherwise in breach of this Agreement.


              ARTICLE 4.  DEALER'S REPRESENTATIONS AND COVENANTS

   Section 4.1  GENERAL REPRESENTATIONS OF DEALER.  Dealer hereby represents and
                ---------------------------------
warrants and upon the submission for approval of each Contract pursuant to
Section 2.2:

   (a) ORGANIZATION AND GOOD STANDING.  Dealer is duly organized and is validly
       ------------------------------
       existing in good standing under the laws of the state of its incorporation or organization, with full power and authority to own its properties and to conduct its business, has had at all relevant times the power, authority and legal right to originate, acquire, and own such Contract, and is duly qualified to do business in the state in which such Contract was originated.

   (b) AUTHORIZATION, EXECUTION AND DELIVERY; ENFORCEABILITY.  This Agreement
       -----------------------------------------------------
       has been duly authorized, executed and delivered by Dealer and is a valid and binding agreement of Dealer, enforceable against Dealer in accordance with its terms, except to the extent that enforcement may be limited by
       (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

   (c) COMPLIANCE WITH LAWS.  Dealer has complied with all federal, state, local
       --------------------
       and foreign laws, ordinances, regulations and orders applicable to it, or the related Financed Vehicle. All licenses, permits, orders or approvals of any governmental or regulatory body which are required in connection with Dealer's business are in full force and effect, no violations are or have been recorded with respect to any of the same and no proceedings are pending or, to Dealer's knowledge, threatened to terminate, revoke or limit any of the same.

   (d) CHARACTERISTICS OF CONTRACT.  Such Contract was originated by Dealer for
       ---------------------------
       the sale of a Financed Vehicle in the ordinary course of Dealer's business, was fully and properly executed by the parties thereto, and contains customary and enforceable provisions for an installment sale of a motor vehicle in the state in which the related Obligor is located. Such Contract is in compliance with all applicable consumer laws and regulations and meets the Contract Specifications.

   (e) LAWFUL ASSIGNMENT. Such Contract has not been originated in, and is not
       -----------------
       subject to the laws of, any jurisdiction under which the assignment of such obligation as contemplated under this Agreement would be unlawful, void or voidable.

   (f) ONE ORIGINAL.  There is only one executed original of such Contract.
       ------------

   (g) DISCLOSURE OF MATERIAL FACTS.  The representations and warranties
       ----------------------------
       contained in this Agreement or in any other agreement, schedule, exhibit or other document delivered pursuant hereto do not contain any untrue statements of a material fact or omit to state any material fact necessary to make the statements contained herein or therein not misleading.

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   Section 4.2  REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING SALE OF
                -----------------------------------------------------------
PURCHASED CONTRACTS.  With respect to each Purchased Contract, Dealer hereby
-------------------
represents, warrants and covenants that:

   (a) The payment to Dealer of the Net Purchase Price with respect to such Purchased Contract represents fair and reasonably equivalent value to the Dealer for the sale of such Purchased Contract; and

   (b) Upon payment of the Net Purchase Price to Dealer with respect to a Purchased Contract to Jayhawk, Dealer has relinquished all rights therein and Jayhawk has obtained good and indefeasible title to such Purchased Contract free and clear of any lien, claim or encumbrance on such Purchased Contract in favor of Dealer; and

   (c) Dealer shall not be insolvent when such Purchased Contract is sold to Jayhawk and shall not be rendered insolvent as a result of such sale; and

   (d) Jayhawk's obligation to make Jayhawk Payments is solely an unsecured general corporate obligation of Jayhawk.

   Section 4.3  INDEMNITIES.  Dealer will defend, indemnify, and hold harmless
                -----------
Jayhawk from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from:

   (a) breach of any of the representations, warranties, or agreements made by Dealer in this Agreement;

   (b) sale of a Financed Vehicle or origination of a Contract by Dealer, or

   (c) taxes that may at any time be asserted against Jayhawk with respect to the transactions contemplated herein (other than taxes measured by the net income of Jayhawk or taxes or fees imposed upon Jayhawk's registration, qualification or licensing), including any sales, use, gross receipts, tangible or intangible personal property, or ad valorem taxes and costs and expenses in defending against same.

Indemnification under this Section shall include attorneys' fees and all expenses of litigation.

                            ARTICLE 5.  TERMINATION

   Section 5.1  TERMINATION.  Either Jayhawk or Dealer may terminate this
                -----------
Agreement upon 30 days prior written notice to the other, or Jayhawk may terminate this Agreement, upon the occurrence of an Event of Default, immediately upon the giving of notice of termination.

   Section 5.2  EVENTS OF DEFAULT.  The following constitute "EVENTS OF DEFAULT"
                -----------------
hereunder:

   (a) assignment by Dealer of its rights or the delegation of its duties under this Agreement, or any change in the control of Dealer without the prior written consent of Jayhawk; provided, however, that Jayhawk shall not unreasonably withhold consent to any assignment by Dealer of its rights to receive payments of Purchase Prices and/or Jayhawk Payments under this Agreement; or

   (b) failure on the part of Dealer duly to observe or to perform any covenant or agreement set forth in this Agreement, which failure shall continue unremedied for a period of ten business days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Dealer by Jayhawk; or

   (c) the breach by Dealer of any representation or warranty set forth in this Agreement, including with respect to any Purchased Contracts, including representations regarding cash down payments or trade-in values; or

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   (d) the misrepresentation by Dealer in any respect of any information
       (written or oral) or circumstances relating to a Contract submitted to Jayhawk or relating to any Obligor or Financed Vehicle.

   Section 5.3  CERTAIN JAYHAWK REMEDIES. If Jayhawk determines that an Event of
                ------------------------
Default has occurred, or if any claim or action is made or brought against Jayhawk that arises out of or relates to Dealer's sale of a Financed Vehicle or Dealer's origination of a Contract, then, in addition to and not in lieu of any other remedies available to Jayhawk under this Agreement, at law, in equity, or otherwise, Jayhawk may, in its sole discretion:

   (a) demand, by written notice to Dealer, that Dealer repurchase from Jayhawk the Purchased Contract(s) that is(are) the subject of or affected by such Event of Default or claim or action for an amount equal to the lesser of
       (i) the Purchase Price amount(s) for such Purchased Contract(s), or (ii) the sum of all amounts remaining to be paid on such Purchased Contract(s); or

   (b) demand, by written notice to Dealer, that Dealer repurchase all Purchased Contracts for an amount equal to the lesser of (i) the aggregate Purchase Price amounts for all Purchased Contracts, or (ii) the aggregate of all amounts remaining to be paid on all Purchased Contracts.

Dealer will pay all costs associated with the transfer of Purchased Contracts pursuant to this Section. Amounts payable by Dealer to Jayhawk under this Section will be due and payable within 30 days following the date of Jayhawk's demand therefor. If Dealer fails to repurchase any Purchased Contract pursuant to this Section, then all rights of Dealer to Jayhawk Payments will automatically terminate as of the date of Jayhawk's demand for repurchase, and the provisions of Sections 3.1 and 3.2 will not survive any termination of this Agreement.

   Section 5.4  EFFECT OF TERMINATION.  All remedies set forth in this
                ---------------------
Agreement, including any right to terminate pursuant to this Article, shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity, or otherwise, and may be enforced concurrently or from time to time. If this Agreement is terminated in accordance with
Section 5.1:

   (a) except as provided under Section 2.7, 5.3, or 5.4(b), Jayhawk shall pay Dealer any Jayhawk Payments as they become due pursuant to Section 3.1 with respect to Purchased Contracts existing on the effective date of such termination and the provisions of Article 1, Sections 2.4, 2.5, 2.6, 3.1, 3.2, 3.4, 3.5, Article 4, Sections 5.2, 5.3 and 5.4 and Article 6
       shall survive the termination of this Agreement; and

   (b) if Dealer has not sold to Jayhawk more than 24 Contracts after the date of this Agreement, in addition to any other rights accruing to Jayhawk hereunder, all rights of Dealer to Jayhawk Payments shall automatically terminate without any notice to Dealer and the provisions of Sections 3.1 and 3.2 will not survive the termination of this Agreement, and in addition, Jayhawk may, in its sole discretion, demand in writing that Dealer repurchase all Purchased Contracts for an amount equal to the positive difference between (i) Dealer's Pool Balance, minus (ii) the
                                                              -----
       cumulative total amount of all Collections received by Jayhawk on all such Purchased Contracts as of the date of Jayhawk's demand for repurchase. Dealer shall complete such repurchase within 30 days after Jayhawk's written demand therefor.

                     ARTICLE 6.  MISCELLANEOUS PROVISIONS

   Section 6.1  NOTICES.  All demands, notices and communications under this
                -------
Agreement shall be sufficient if in writing and delivered personally or sent by certified mail, return receipt requested, first-class postage prepaid, by regular mail, first-class postage prepaid, by overnight delivery service providing evidence of delivery, or by telecopier and shall be deemed to have been duly given upon first attempted delivery if sent by certified mail or overnight delivery service and upon receipt if delivered personally or sent by regular mail or telecopier, at the address specified on the first page of this Agreement, or at such other address as shall be designated in writing by a party.

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   Section 6.2  ASSIGNMENT.  This Agreement shall inure to the benefit of
                ----------
Jayhawk and its successors and assigns. This Agreement shall inure to the benefit of Dealer and its permitted successors and assigns. Dealer may not assign any of its rights or obligations hereunder without the written consent of Jayhawk. Jayhawk may assign its rights hereunder, and may sell or pledge Purchased Contracts and payments thereon, and any assignee or pledgee shall not, unless otherwise agreed to between Jayhawk and such assignee or pledgee, assume any of Jayhawk's obligations hereunder.

   Section 6.3  DELEGATION OF DUTIES; LIABILITY.  Jayhawk may execute any of its
                -------------------------------
duties under this Agreement by or through agents, assignees, nominees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Jayhawk shall not be responsible for the negligence or misconduct of any agents, assignees, nominees or attorneys-in-fact selected by it with reasonable care. Neither Jayhawk nor any of its officers, directors, employees, nominees, attorneys-in-fact or affiliates (the "LIABLE ENTITIES") shall be liable for any action lawfully taken or omitted to be taken by any of the Liable Entities under or in connection with this Agreement (except for its own gross negligence or willful misconduct). In no event will the aggregate amount of damages recoverable against the Liable Entities include any amounts for indirect, incidental, consequential, or punitive damages or lost profits of any party, including third parties. Each party must initiate any claim or cause of action arising out of this agreement within two years of the accrual of the claim or cause of action.

   Section 6.4  RIGHTS CUMULATIVE.  All rights and remedies from time to time
                -----------------
conferred upon or reserved to Jayhawk are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision of this Agreement or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy.

   Section 6.5  SETOFF.  Jayhawk may, at any time and from time to time, at its
                ------
option, set off and apply against any amounts due by it to Dealer either hereunder or otherwise, any amounts due to Jayhawk by Dealer.

   Section 6.6  LITIGATION COSTS.  In the event that a dispute arises between
                ----------------
the parties to this Agreement with respect to the subject matter hereof, except as otherwise expressly provided herein, the prevailing party in litigation or other dispute resolution proceeding shall be entitled to receive an amount equal to its reasonable attorneys' fees, court costs, and expenses arising out of such dispute from the nonprevailing party.

   Section 6.7  RELATIONSHIP AND INTENTION OF PARTIES.  Notwithstanding any
                -------------------------------------
provision to the contrary elsewhere in this Agreement, Jayhawk is acting independently of Dealer, and shall have no duties or responsibilities to Dealer, except those expressly set forth herein, or any fiduciary relationship with Dealer, and no implied covenants, functions, responsibilities, duties, obligations, liabilities, joint venture or partnership arrangement shall be read into this Agreement or otherwise exist between Jayhawk and Dealer. Dealer and Jayhawk intend that the sale of each Purchased Contract to Jayhawk pursuant to this Agreement be an absolute sale, conveyance, and assignment free and clear of all liens, rather than a financing.

   Section 6.8  COMPLETE AGREEMENT.  This Agreement contains the complete
                ------------------
agreement of the parties hereto, and supersedes any and all prior agreements, including prior Dealer Agreements (whether written or oral), and prior courses of dealing. This Agreement may be amended from time to time (a) in writing by the parties hereto or (b) by written notice from Jayhawk. Any such amendment by written notice from Jayhawk shall be effective only if Dealer submits a Contract for purchase after the date of such notice. Should any provision of this Agreement be in conflict with any provision of any Purchased Contract, the provision set forth in this Agreement shall govern as between the parties to this Agreement, and the conflicting provision in the Purchased Contract shall be deemed deleted to the extent of such conflict.

   Section 6.9  PRIOR DEALER AGREEMENTS.  If Jayhawk and Dealer have entered
                -----------------------
into any prior agreements ("PRIOR DEALER AGREEMENTS"), in consideration of the mutual agreements contained herein Jayhawk and Dealer hereby agree that (a) this Agreement shall be deemed to amend and restate in its

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

entirety each such Prior Dealer Agreements, effective as of the date of such Prior Dealer Agreements, and (b) each retail motor vehicle installment contract, conditional sales contract, security agreement or other document previously purchased by Jayhawk shall be deemed to have been purchased on the terms and conditions set forth in this Agreement and shall constitute a Purchased Contract hereunder.

   Section 6.10  SEVERABILITY OF PROVISIONS.  If any one or more of the
                 --------------------------
provisions of this Agreement shall be for any reason whatsoever held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement or the rights of Dealer or Jayhawk.

   Section 6.11  GOVERNING LAW; VENUE.  This Agreement shall be deemed made
                 --------------------
under the laws of the State of Texas and shall be construed and enforced in accordance with and governed by the laws of the State of Texas and the laws of the United States of America, except with respect to specific liens, or the perfection thereof, evidenced by loan documents covering personal property that by the laws applicable thereto are required to be construed under the laws of another jurisdiction. Dealer hereby irrevocably submits to the jurisdiction of the state and federal courts of the State of Texas and agrees and consents that service of process may be made upon it in any legal proceeding relating to this Agreement by any means allowed under Texas or federal law.

   Section 6.12  USAGE OF TERMS.  With respect to all terms in this Agreement,
                 --------------
the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

   Section 6.13  HEADINGS.  The headings herein are for convenience of reference
                 --------
only and shall not control or affect the meaning or construction of any provisions hereof.

   Section 6.14  COUNTERPARTS.  This Agreement may be executed in any number of
                 ------------
counterparts, either by facsimile or original signature. Each counterpart of this Agreement so executed shall be fully effective as an original.

IN WITNESS WHEREOF, Jayhawk and Dealer each have caused this Agreement to be signed and delivered by its duly authorized representative to be effective as of the date set forth below the signature of Jayhawk when executed by both parties.

JAYHAWK ACCEPTANCE CORPORATION                     DEALER:
                                                          ----------------------


By:                                           By:
   ---------------------------------------       -------------------------------
   Richard B. Hoffmann, President
                                              Name (print):
                                                           ---------------------

Effective Date:                               Title:
               ---------------------------          ----------------------------
              (to be completed by Jayhawk)


CAR LOTS OWNED BY DEALERSHIP:
-----------------------------

  Name          Address                        Telephone Number       Fax Number
  ----          -------                        ----------------       ----------


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